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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              SHOE PAVILION, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                        94-3289691
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 (State of Incorporation or Organization)                  (I.R.S. Employer
                                                            Identification no.)

   3200-F REGATTA BOULEVARD, RICHMOND, CA                        94804
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 (Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b)of the           pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box.[ ]                                   box. [X]


Securities Act registration statement file number to which this form
relates:   333-41877
        ---------------
        (If Applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                   Name of Each Exchange on Which Each
     to be so Registered                       Class is to be Registered
     -------------------                   -----------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $.001 PAR VALUE
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                               (Title of Class)


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                               (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     See "Description of Capital Stock" on pages 33 and 34 of the Prospectus included in the Registration Statement on Form S-1, No. 333-41877 (the "Registration Statement") of Shoe Pavilion, Inc. (the "Registrant") as originally filed or as subsequently amended, which was filed with the Securities and Exchange Commission on December 10, 1997 under the Securities Act of 1933, as amended, and is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934.

ITEM 2.  EXHIBITS.

     1.1 Certificate of Incorporation. See Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, which is hereby incorporated by reference.

     1.2 Bylaws. See Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, which is hereby incorporated by reference.

     1.3 Specimen Common Stock Certificate. See Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, which is hereby incorporated by reference.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 26, 1998                 SHOE PAVILION, INC.



                                         By:  /s/ Dmitry Beinus
                                         ---------------------------
                                         Name:  Dmitry Beinus
                                         Title: Chairman, President and Chief
                                                Executive Officer

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